Exhibit 10.20

ADDENDUM PERTAMA PERJANJIAN KERJA SAMA	FIRST ADDENDUM OF COOPERATION AGREEMENT

Addendum Pertama Perjanjian Kerja Sama (“Addendum Pertama”) ini dibuat pada tanggal 4 Januari 2021 oleh dan antara:	This First Addendum to Cooperation Agreement (“First Addendum”) is made on the date of 4th January 2021 by and between:

1. PT DIGI ASIA BIOS, suatu perseroan terbatas, yang didirikan berdasarkan Hukum Negara Republik Indonesia, yang berkedudukan di Prudential Center Lantai 5 Unit F-G, Jl. Casablanca Raya Kav. 88, Menteng Dalam, Kec. Tebet, Daerah Khusus Ibukota Jakarta 12870 (untuk selanjutnya disebut “Pihak Pertama”) dan	1. PT DIGI ASIA BIOS, a limited liability company, established under the laws of the Republic of Indonesia, domiciled at Prudential Center Lantai 5 Unit F-G, Jl. Casablanca Raya Kav. 88, Menteng Dalam , Kec . Tebet , Daerah Khusus Ibukota Jakarta 12870 (hereinafter referred to as the “First Party”) and

2. PT AVIANA SINAR ABADI, suatu perusahaan yang didirikan menurut hukum Republik Indonesia, berkedudukan di Jl. Alaydrus No. 66 BC Lt. 3 Petojo Utara, Gambir, Jakarta Pusat (selanjutnya disebut “Pihak Kedua”)	2. PT AVIANA SINAR ABADI, a company established under the laws of the Republic of Indonesia, domiciled in Subang with address at Jl. Alaydrus No. 66 BC Lt. 3 Petojo Utara, Gambir, Jakarta Pusat, (hereinafter referred to as the “Second Party”;

PIHAK PERTAMA dan PIHAK KEDUA untuk selanjutnya secara bersama-sama disebut “Para Pihak” dan masing-masing di antaranya disebut “Pihak”.	The FIRST PARTY and the SECOND PARTY are hereinafter collectively referred to as the “Parties” and each of them as a “Party”.

Para Pihak dengan ini terlebih dahulu menerangkan bahwa:	The Parties hereby first explain that:

• Para Pihak telah menandatangani Perjanjian Kerja Sama Teknologi tertanggal 2 Juni 2020 (“Perjanjian Induk”);	• The Parties have signed a Technology Cooperation Agreement 2 June 2020 (“Master Agreement”);

• Para Pihak sepakat untuk melakukan penambahan atas kerja sama pada Perjanjian Induk;	• The Parties agree to make additions to the cooperation in the Master Agreement;

• Sesuai dengan ketentuan dalam Perjanjian Induk, maka setiap perubahan dan/atau penambahan atas ketentuan dalam Perjanjian Induk hanya dapat berlaku apabila disepakati oleh Para Pihak dan dituangkan dalam suatu Addendum.	• In accordance with the provisions in the Master Agreement, any changes and/or additions to the provisions in the Master Agreement can only take effect if agreed by the Parties and set out in an Addendum.

SELANJUTNYA, Para Pihak sepakat untuk saling mengikatkan diri dalam Perjanjian yang diatur dengan ketentuan-ketentuan dan syarat-syarat sebagai berikut:	THEREFORE, the Parties agree to mutually bind themselves in the Agreement which is governed by the following terms and conditions:

1. Ketentuan Tambahan	1. Additional Terms

Para Pihak menyetujui dan menyepakati bahwa sehubungan dengan pembayaran Biaya API sebagaimana tercantum dalam Pasal 9.1. Perjanjian Induk, pihak-pihak yang tergabung dalam ekosistem PIHAK KEDUA dapat melakukan pembayaran Biaya API secara langsung ke PIHAK PERTAMA. Uraian mengenai pihak-pihak yang tergabung dalam ekosistem PIHAK KEDUA adalah sebagaimana tercantum dalam lampiran Addendum Pertama ini.	The Parties agree and agree that in connection with the payment of API Fees as stated in Article 9.1. Master Agreement, the parties incorporated in the SECOND PARTY ecosystem can make API Fee payments directly to the FIRST PARTY. The description of the parties incorporated in the SECOND PARTY ecosystem is as stated in the attachment to this First Addendum.

2. Bahasa yang Mengatur	2. Governing Language

Addendum Pertama ini dibuat dalam 2 (dua)Bahasa, Bahasa Indonesia dan Bahasa Inggris. Apabila terdapat perbedaan antara keduanya, maka Bahasa Indonesia yang berlaku dan mengikat Para Pihak.	This First Addendum is made in 2 (two) languages, Indonesian and English. If there is any difference between the two, the Indonesian Language shall prevail and bind the Parties.

2. Ketentuan Lain-lain	3. Miscellaneous Provisions

3.1 Seluruh syarat dan ketentuan dalam Perjanjian sepanjang tidak diubah dan tidak bertentangan dengan ketentuan dalam Addendum Pertama ini, akan tetap berlaku dan mengikat bagi Para Pihak.	3.1 All terms and conditions in the Agreement to the extent not amended and not in conflict with the provisions in this First Addendum, shall remain in force and binding on the Parties.

3.2 Addendum Pertama ini merupakan satu kesatuan dan bagian yang tidak terpisahkan dari Perjanjian.	3.2. This First Addendum constitutes an integral and inseparable part of the Agreement.

DEMIKIANLAH, Para Pihak telah menandatangani Addendum Pertama ini terhitung sejak tanggal Addendum Pertama ini.	IN WITNESS WHEREOF, the Parties have executed this First Addendum as of the date of this First Addendum.

For and on behalf of / Untuk dan atas nama:

PT DIGI ASIA BIOS	PT AVIANA SINAR ABADI
Signed by /Ditandatangani oleh:	Signed by /Ditandatangani oleh:

Name/Nama:	Name/Nama:
Title/Jabatan:	Title/Jabatan: Director/Direktur: